UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a‑11(c) or §240.14a‑2

ARTELO BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a‑6(i)(4) and 0‑11.

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888 Prospect Street, Suite 210

La Jolla, CA 92037

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Artelo Biosciences, Inc.:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Artelo Biosciences, Inc., a Nevada corporation, will be held on Friday, June 18, 2021 at 8:00 a.m., Pacific Time, via internet webcast, for the following purposes:

1.

To elect eight (8) directors, Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D., Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., and Tamara A. Seymour, for a one-year term to expire at the 2022 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal;

2.

To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2021 and for the stub period between September 1, 2021 and December 31, 2021; and

3.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be a completely virtual meeting of stockholders. To participate, vote or submit questions during the Annual Meeting via live webcast, please visit www.virtualshareholdermeeting.com/ARTL2021.

You will not be able to attend the Annual Meeting in person.

We have also elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. We believe these rules allow us to provide you with the information you need while reducing our delivery costs and the environmental impact of the Annual Meeting. Our Board of Directors has fixed the close of business on April 22, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. Our proxy materials were first sent or made available on May 7, 2021 to all stockholders as of the record date.

Whether or not you expect to attend the Annual Meeting via live webcast, please vote at your earliest convenience. You may vote over the internet, by telephone or, if you request to receive printed proxy materials, by mailing a proxy or voting instruction card. You may also vote your shares during the Annual Meeting. Submitting your proxy in advance of the Annual Meeting will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option as described in the proxy statement accompanying this notice. Please review the instructions regarding each of your voting options described in the proxy statement, as well as in the Notice of Internet Availability of Proxy Materials or proxy card you received by mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement, the accompanying materials and our 2020 Annual Report and any amendments thereto are being mailed on or about May 7, 2021 to all stockholders entitled to vote at the annual meeting. A copy of our proxy statement and our 2020 annual report and any amendments thereto are also posted on www.proxyvote.com and are available from the SEC on its website at www.sec.gov.

By Order of the Board of Directors,

By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

La Jolla, California

May 7, 2021

ARTELO BIOSCIENCES, INC

888 Prospect Street, Suite 210

La Jolla, CA 92037

2021 PROXY STATEMENT

General Information

The Board of Directors (the “Board”) of Artelo Biosciences, Inc., a Nevada corporation (“Artelo,” “Artelo Biosciences,” “the company,” “we,” “us” or “our”), has made these proxy materials available to you on the internet or, upon your request, has delivered these proxy materials to you in connection with the solicitation of proxies for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held live via internet webcast on Friday, June 18, 2021 at 8:00 a.m., Pacific Time, or at any adjournment or postponement thereof, for the purposes stated herein. These proxy materials were first sent or given on May 7, 2021 to all stockholders as of the record date.

Internet Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended August 31, 2020 filed with the SEC on November 4, 2020 (the “2020 Annual Report”), to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most of you will not receive printed copies of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of you, will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive printed copies of our proxy materials by mail, please follow the instructions in the Notice for requesting such materials. If you request printed copies of the proxy materials by mail, the materials you receive will include the proxy card or voting instruction form for the Annual Meeting. The proxy materials are available to view and download at www.proxyvote.com. We also encourage you to review our 2020 Annual Report available on our website at https://ir.artelobio.com/.

Virtual Annual Meeting

We are embracing technology to provide expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate and ask questions from any location around the world, and provides us an opportunity to give thoughtful responses. In addition, we intend that the virtual meeting format provide stockholders a similar level of transparency to the traditional in-person meeting format, and we take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of stockholders.

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Participating in the Annual Meeting

We will host the Annual Meeting live via internet webcast. You will not be able to attend the Annual Meeting in person. A summary of the information you need in order to attend the Annual Meeting online is provided below:

•

Any stockholder may listen to the Annual Meeting and participate live via the internet at www.virtualshareholdermeeting.com/ARTL2021. The live internet webcast will begin on Friday, June 18, 2021 at 8:00 a.m., Pacific Time.

•	Stockholders may vote and submit questions during the Annual Meeting live via the internet.

•

To enter the meeting, please have your 16-digit control number, which is available on the Notice or, if you received a printed copy of the proxy materials, your proxy card. If you do not have your 16-digit control number, you will be able to listen to the meeting only. You will not be able to vote or submit questions during the meeting.

•

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ARTL2021.

Voting Rights and Outstanding Shares

Only stockholders that owned our common stock at the close of business on April 22, 2020, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. On the record date, 23,149,112 shares of our common stock were outstanding. Each share of our common stock that you own entitles you to one vote on each matter to be voted upon at the Annual Meeting. We will have a quorum to conduct the business of the Annual Meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote are present, in person via the internet webcast or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other agent that are represented at the meeting, but which the broker, bank or other agent is not empowered to vote on a particular proposal) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Proposals for the Annual Meeting

There are two (2) proposals scheduled to be voted on at the Annual Meeting:

•

Elect eight (8) directors, Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D., Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., and Tamara A. Seymour, for a one-year term to expire at the 2022 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal; and

•	Ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2021.

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Voting Requirements to Approve Each Proposal

Proposal 1 – Election of Directors. Directors are elected by a majority of the votes present in person via the internet webcast or represented by proxy and entitled to vote at a meeting at which a quorum is present. If a quorum is present, each nominee for director may be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on each individual nominee in this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Proposal 2 – Ratification of the Appointment of MaloneBailey, LLP. The proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2021, may be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions are deemed to be votes cast and have the same effect as votes “AGAINST” the proposal. This proposal is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you; therefore, no broker non-votes are expected to exist in connection with this proposal.

Voting Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of four ways:

•

Vote via the internet. You may submit a proxy over the Internet at www.proxyvote.com 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials);

•

Vote by telephone. You may submit a proxy using a touch-tone telephone by calling 1‑800‑690‑6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials);

•

Vote by Mail. If you received printed proxy materials, you may direct how your shares are voted at the Annual Meeting by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Annual Meeting; or

•	Vote during the Annual Meeting live via the internet by following the instructions posted at www.virtualshareholdermeeting.com/ARTL2021.

Votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 17, 2021. Submitting your proxy via the internet, by telephone or by mail will not affect your right to vote during the Annual Meeting live via the internet. For additional information, please see “Revocability of Proxies” below.

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Voting Shares Registered in the Name of a Broker, Bank or Other Agent

Most beneficial owners holding stock in “street name” will receive instructions for voting their shares from their broker, bank or other agent. A number of brokers and banks participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that allows stockholders to grant their proxy to vote shares by means of the telephone or internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, you may vote by telephone by calling the number shown on the voting instruction form received from your broker or bank, or you may vote via the internet at Broadridge’s website at http://www.proxyvote.com and use your control number and other information as requested. However, since you are not the stockholder of record, you may not vote your shares live via the internet by following the instructions posted at www.virtualshareholdermeeting.com/ARTL2021 unless you obtain a valid proxy from your broker, bank or other nominee.

Revocability of Proxies

If you are a stockholder of record, once you have submitted your proxy by mail, telephone or internet, you may revoke it at any time before it is voted at the Annual Meeting. You may revoke your proxy in any one of the following three ways:

•	You may submit another proxy marked with a later date (which automatically revokes your earlier proxy) by mail or telephone or via the internet by the applicable deadline as described above;

•

You may provide written notice that you wish to revoke your proxy to our Secretary at Artelo Biosciences, Inc., Attn: Secretary, 888 Prospect Street, Suite 210, La Jolla, California 92037 by no later than the close of business on Thursday, June 17, 2021; or

•

You may attend the Annual Meeting and submit your vote live via the internet. Attendance at the Annual Meeting live via the internet will not, by itself, cause your previously granted proxy to be revoked.

If you are a beneficial owner holding shares in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other agent in accordance with the instructions they provided (see “Voting Shares Registered in the Name of a Broker, Bank or Other Agent” above).

Tabulation of Votes

A representative from Broadridge will act as inspector of elections and tabulate the votes at the Annual Meeting. All shares represented by valid proxies received before the Annual Meeting will be voted. If you submit a valid proxy containing instructions regarding how to vote with respect to any matter to be acted upon, your shares will be voted in accordance with those instructions. If you submit a valid proxy with no instructions, then your shares will be voted by the individuals we have designated as proxies for the Annual Meeting in the following manner:

•	“FOR” the election of each of the eight (8) nominees for director named in this proxy statement; and

•	“FOR” the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2021.

In addition, the individuals that we have designated as proxies for the Annual Meeting will have discretionary authority to vote your shares with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Voting Results

Preliminary voting results are expected to be announced at the Annual Meeting. Voting results will be tallied by the inspector of elections and reported in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the Annual Meeting. If the voting results reported in the Form 8-K are preliminary, we will subsequently file an amendment to the Form 8-K to report the final voting results within four business days of the date on which the final voting results are known.

Proxy Solicitation

This proxy solicitation is made by the Board and we will bear the entire cost of soliciting proxies for the Annual Meeting, including costs associated with the preparation, assembly, printing and mailing of the proxy materials and any additional information furnished to stockholders. We will provide copies of the proxy materials to brokers, banks and other agents holding shares of our common stock in their name for the benefit of others for forwarding to the beneficial owners. We may reimburse such brokers, banks or other agents for their costs associated with forwarding the proxy materials to the beneficial owners. We have retained Broadridge to assist with the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $20,000 in total. Proxy solicitations will be made primarily through the mail, but may be supplemented by telephone, email, or other electronic means by Broadridge, or by our directors, executive officers, employees or other agents without additional compensation to such individuals.

Householding of Proxy Materials

The SEC has adopted rules that permit brokers, banks and other agents to satisfy the delivery requirements for proxy statements and annual reports, or notice of their availability, by delivering a single proxy statement and annual report to two or more stockholders sharing the same address. This process, which is commonly referred to as “householding,” can provide added convenience for our stockholders and additional cost savings for us.

This year, a number of brokers, banks and other agents with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent to the householding of communications. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report or notice of availability, please either (i) notify your broker, bank or other agent, (ii) direct your written request to Artelo Biosciences, Inc., Attn: Investor Relations, 888 Prospect Street, Suite 210, La Jolla, California 92037, or (iii) contact us by phone at (760) 943-1689. Upon receipt of any such written or oral request, we undertake to promptly deliver free of charge a separate copy of the proxy statement, annual report and/or notice of availability, as applicable, to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the proxy statement and annual report, or notices of availability, at their address and would like to request householding of their communications should notify their broker, bank or other agent.

Stockholder Proposals for the 2022 Annual Meeting of Stockholders

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner, as described below.

For a stockholder proposal, other than a proposal for the nomination of directors, to be considered for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders, our Secretary must receive the written proposal at our principal executive offices no later than January 8, 2021; provided, however, that in the event we hold the 2022 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition to being timely submitted, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals should be addressed to: Artelo Biosciences, Inc., Attn: Secretary, 888 Prospect Street, Suite 210, La Jolla, California 92037.

While the Board will consider stockholder proposals, including proposals for the nomination of directors, we reserve the right to omit from our proxy statement for the 2022 Annual Meeting of Stockholders proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder. Stockholders are advised to review our bylaws for additional information regarding other matters, and procedures related to such matters, that may be considered at an annual meeting of stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information with respect to the beneficial ownership of our common stock as of April 22, 2021 by (i) each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director and (iii) all executive officers and directors as a group. Information with respect to beneficial ownership is based on a review of our stock transfer records and on the Schedules 13D and 13G that have been filed with the SEC by or on behalf of the stockholders listed below. Except as indicated by the footnotes below, we believe, based on the information available to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Percentage of beneficial ownership is calculated based on 23,149,112 shares of common stock outstanding on April 22, 2021. We have determined beneficial ownership in accordance with SEC rules. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of April 22, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except otherwise indicated in the footnotes below, the address of each beneficial owner listed in the table is Artelo Biosciences, Inc., 888 Prospect Street, Suite 210, La Jolla, California 92037.

		Number of Shares
		Subject to	Total Shares
	Number of	Options Exercisable	Beneficially Owned
Name and Address of Beneficial Owner	Shares Held	within 60 Days	Number	%
Directors and Named Executive Officers
Gregory D. Gorgas(1)	270,676	52,933	323,609	1.40%
Connie Matsui(2)	56,667	26,500	83,167	*
Steven Kelly(3)	12,500	22,250	34,750	*
Douglas Blayney, M.D. (4)	12,500	18,000	30,500	*
R. Martin Emanuele, Ph.D.(5)	12,500	27,060	39,560	*
John W. Beck (6)	-	15,000	15,000	*
Gregory R. Reyes, M.D., Ph.D. (7)	-	15,000	15,000	*
Tamara A. Seymour (8)	-	-	-

All Current Directors and Executive Officers as a Group	364,843	176,743	541,586	2.34%

5% Stockholders
Parian Global Management LP	1,199,738	-	1,199,738	5.18%

________________

*	Less than one percent.
(1)

Consists of 270,676 shares held by Gregory Gorgas, options to purchase 32,823 shares of common stock that are exercisable within 60 days of April 22, 2021 and warrants to purchase 20,110 shares of common stock that are exercisable within 60 days of April 22, 2021.

(2)	Consists of 56,667 shares held by Connie Matsui and options to purchase 26,500 shares of common stock that are exercisable within 60 days of April 22, 2021.
(3)	Consists of 12,500 shares held by Steven Kelly and options to purchase 22,250 shares of common stock that are exercisable within 60 days of April 22, 2021.
(4)	Consists of 12,500 shares held by Douglas Blayney, M.D. and options to purchase 18,000 shares of common stock that are exercisable within 60 days of April 22, 2021.
(5)	Consists of 12,500 shares held by R. Marty Emanuele, Ph.D. and options to purchase 27,060 shares of common stock that are exercisable within 60 days of April 22, 2021.
(6)	Consists of options to purchase 15,000 shares of common stock that are exercisable within 60 days of April 22, 2021 held by John W. Beck.
(7)	Consists of options to purchase 15,000 shares of common stock that are exercisable within 60 days of April 22, 2021 held by Gregory R. Reyes, M.D., Ph.D.
(8)	Consists of options to purchase 0 shares of common stock that are exercisable within 60 days of April 22, 2021 held by Tamara A. Seymour.

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CORPORATE GOVERNANCE

Director Independence

Our Board has undertaken a review of the independence of the directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has determined that Ms. Matsui, Dr. Blayney, Mr. Kelly, Dr. Emanuele, Mr. Beck, Dr. Reyes, and Ms. Seymour representing seven of our eight directors, are “independent directors” as defined under the rules of the Nasdaq Capital Market (the “Nasdaq”). Mr. Gorgas is not considered independent due to his service as an executive officer of the Company.

In determining whether directors were independent under Nasdaq rules, the Board considered the matters discussed in the section entitled “Certain Relationships and Related Transactions” below. There are no family relationships between any of our directors and executive officers. There are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation or the ability or integrity of any of our directors or director nominees.

Leadership Structure of the Board of Directors

The Board has the following general leadership structure:

•

The positions of Chief Executive Officer and Chair of the Board are separate but may be held by the same individual. The positions of Chief Executive Officer and Chair of the Board are currently held by Mr. Gorgas and Ms. Matsui, respectively.

•

The Chair of the Board presides at meetings of the Board and, so long as the Chair of the Board is an independent director, also presides at executive sessions of the non-management and/or independent directors.

•

If the Chair of the Board is not an independent director, the independent directors will appoint one independent director to serve as “lead independent director.” In that scenario, the lead independent director will preside at executive sessions of the non-management and/or independent directors, preside at meetings of the Board in the absence of the Chair of the Board, review agendas for meetings of the Board with the Chief Executive Officer and Chair of the Board, and assume such other functions as the Board may deem appropriate.

•	The Chief Executive Officer and the Chair of the Board jointly establish the agenda for each meeting of the Board, though any director may request the inclusion of items on the agenda.

Ms. Matsui currently serves as Chair of the Board and is an independent director, thus, the Board does not currently have a lead independent director. The Board has determined that this leadership structure, specifically the separation of the Chief Executive Officer and Chair of the Board positions, is appropriate for our company because, in the judgment of the Board, an independent Chair of the Board (or lead independent director, if the Chair of the Board is not an independent director) is best positioned to express to management the views of the Board (and, particularly, the independent directors) and to provide constructive feedback to the Chief Executive Officer regarding management’s performance.

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Board Committees

The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. These committees operate under written charters, which are available on our website at http://www.artelobio.com under “Investors—Governance.” The Board has determined that all members of these committees satisfy the applicable independence requirements under Nasdaq rules. The current members of the committees are identified in the table below.

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Gregory D. Gorgas	—	—	—
Connie Matsui	—	—	Member
Steven Kelly	Member	Chair	—
John W. Beck	Chair	Member	—
R. M. Emanuele, Ph.D.	—	—	Member
Douglas Blayney, M.D.	—	—	Chair
Gregory R. Reyes, M.D., Ph.D.	—	Member	—
Tamara A. Seymour	Member	—	—

The Audit Committee is responsible primarily for overseeing (i) the services provided by our independent registered public accounting firm, (ii) the integrity of our financial statements and internal control over financial reporting, and (iii) risk management, internal audit and our compliance with legal and regulatory requirements. Mr. Beck, the Chair of the Audit Committee, has been determined by the Board to be an audit committee financial expert. For fiscal year ending August 31, 2020, the Audit Committee held six (6) meetings.

The Compensation Committee is responsible primarily for evaluating and approving all compensation plans, policies and programs as they affect our executive officers, administering our equity compensation plans, and reviewing the compensation of the Board. For fiscal year ending August 31, 2020, the Compensation Committee held three (3) meetings.

The Corporate Governance and Nominating Committee is responsible primarily for identifying, evaluating and recommending to the Board nominees for election or appointment to the Board and committees of the Board, evaluating the performance and independence of the Board and of individual directors, and evaluating the adequacy of our corporate governance practices. For fiscal year ending August 31, 2020, the Corporate Governance and Nominating Committee held three (3) meetings.

Meetings of the Board of Directors and Board Committees

The Board has regularly scheduled meetings at least quarterly. Our independent directors hold executive sessions without management present at least once per quarter. For fiscal year ending August 31, 2020, the Board held five (5) meetings. Each director attended at least 75% of the aggregate number of meetings held by the Board and all applicable committees of the Board during the period that he or she served. It is our policy to encourage members of the Board to attend our annual meetings of stockholders.

Role of the Board of Directors in Risk Oversight

Management is responsible for day-to-day risk management at our company. The role of the Board is to provide oversight of the processes designed to identify, assess and monitor key risks and risk mitigation activities. The Board fulfills its risk oversight responsibilities through (i) the receipt of reports directly from management and (ii) the receipt of reports from each committee chair regarding such committee’s oversight of specific risk topics.

Delegation of Risk Oversight

The Board has delegated oversight of specific risk areas to its committees. For example, the Audit Committee is tasked with overseeing risk management at our company with respect to financial matters and the adequacy of our internal control over financial reporting. Pursuant to its charter, the Audit Committee is required, among other things, to discuss with management our policies with respect to risk assessment and risk management, including guidelines and procedures to govern the process by which risk assessment and risk management are handled, and to review our major risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee typically has these discussions with management at least once per quarter, and the Chair of the Audit Committee subsequently reports on these discussions to the full Board. Similarly, the Compensation Committee assists the Board in overseeing risks arising from our compensation policies and practices, and the Corporate Governance and Nominating Committee assists the Board in overseeing risks associated with corporate governance, director and executive officer succession planning, board membership and board structure. The Board then discusses significant risk management issues with the Chief Executive Officer and recommends appropriate action.

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Communications with the Board of Directors

The Company’s contact information is available on our website at https://artelobio.com/ under the “Investors” tab. Interested parties may send communications to the non-management members of the Board. Communications to the Board must be in writing and sent care of the Secretary by mail to our offices 888 Prospect Street, Suite 210, La Jolla California 92037. This centralized process will assist the Board in reviewing and responding to stockholder and interested party communications in an appropriate manner. The name of any specific intended recipient should be noted in the communication. All communications must be accompanied by the following information:

•	if the person submitting the communication is a security holder, a statement of the type and amount of securities of our company the person holds;

•

if the person submitting the communication is not a security holder and is submitting the communication to the non-management directors as an interested party, the nature of the person’s interest in our company;

•	any special interest, meaning an interest not in the capacity of a stockholder of our company, of the person in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

Communications should be addressed to the attention of the Secretary and should not exceed 500 words in length, excluding the information required to accompany the communication as described above. The Board has instructed the Secretary to forward such correspondence to the Board.

Consideration of Director Nominees

Director Qualifications

The Corporate Governance and Nominating Committee evaluates all incumbent, replacement or additional nominees for election as directors, taking into account (i) all factors the committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, and (ii) the following minimum qualifications:

•	Each director nominee must have displayed the highest personal and professional ethics, integrity and values, and sound business judgment;

•

Each director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy making level in business, government, education, technology or public interest;

•	Each director must have relevant expertise and experience, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience;

•	Each director must be able to represent all of our stockholders and be committed to enhancing long-term stockholder value; and

•	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

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In determining whether to recommend a director for re-election to the Board, the Corporate Governance and Nominating Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and any applicable committees of the Board.

The Nominating and Governance Committee does not have a formal policy governing the consideration of diversity in identifying nominees for director.

Stockholder Recommendations and Nominees

The Corporate Governance and Nominating Committee has not received director candidate recommendations from our stockholders and does not have a formal policy regarding consideration of such recommendations. The Board believes this is appropriate, as any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by members of the Board or management. Stockholders wishing to recommend a candidate for director should write to our Secretary at Artelo Biosciences, Inc., Attn: Secretary, 888 Prospect Street, Suite 210, La Jolla, California 92037.

To be considered, the recommendation of a director candidate must include the following written information: (i) the stockholder’s name and contact information; (ii) a statement that the writer is a stockholder and is proposing a candidate for consideration by the Corporate Governance and Nominating Committee; (iii) the name of, and contact information for, the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected; (iv) a statement of the candidate’s business, educational experience and qualifications; (v) information regarding each of the factors listed under “Director Qualifications” above sufficient to enable the Corporate Governance and Nominating Committee to evaluate the candidate; (vi) a statement of the value that the candidate would add to the Board; (vii) a statement detailing any relationship between the candidate and any customer, supplier or competitor of our company; (viii) detailed information about any relationship or understanding between the proposing stockholder and the candidate; and (ix) a list of three character references, including complete contact information for such references. To give the Corporate Governance and Nominating Committee sufficient time to evaluate a recommended director candidate for the 2022 Annual Meeting of Stockholders, the recommendation should be received by our Secretary at our principal executive offices no later than January 7, 2022 which is the 120th calendar day before the first anniversary of the date our proxy statement was mailed to stockholders in connection with the Annual Meeting.

Identification and Evaluation of Nominees for Director

The Corporate Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and each committee of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Corporate Governance and Nominating Committee through stockholders, management, current members of the Board or search firms. The evaluation of these candidates may be based solely upon information provided to the Corporate Governance and Nominating Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Corporate Governance and Nominating Committee deems appropriate, including the use of third parties to review candidates.

Code of Ethics

We have adopted a written Code of Ethics applicable to the Board and our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, in accordance with the rules of the Nasdaq and the SEC. The Code of Ethics is available on our website at http://www.artelobio.com under “Investors —Governance.”

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Compensation Committee Interlocks and Insider Participation

During fiscal year 2020, no executive officer of our company (i) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

Director Compensation

Outside Director Compensation Policy

In March 2021, the Company adopted the Outside Director Compensation Policy. Moving forward, all non-employee directors are entitled to the following cash compensation for their services:

•	$30,000 per year for service as a member of the board of directors;

•	$15,000 per year additionally for service as chairperson of the audit committee;

•	$7,600 per year additionally for service as an audit committee member;

•	$12,000 per year additionally for service as chairperson of the compensation committee;

•	$4,000 per year additionally for service as a compensation committee member;

•	$8,000 per year additionally for service as chairperson of the corporate governance and nominating committee; and

•	$4,000 per year additionally for service as a corporate governance and nominating committee member.

The terms of our outside director compensation policy also allow for new non-employee directors to receive, upon becoming a non-employee director, an initial award of stock options to purchase 30,000 shares of our common stock at a per-share exercise price equal to the fair market value of a share of our common stock on the first trading date on or after the date on which such individual first becomes a non-employee director. The initial award shall vest in three (3) equal installments on each anniversary of the date the applicable non-employee director’s service commenced, in each case subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Our outside director compensation policy, also provides for an annual award (the “Annual Award”) to continuing non-employee directors who have served as a non-employee director for at least six (6) months on the date of each annual meeting of stockholders of stock options to purchase 10,000 shares of our common stock at a per-share exercise price equal to the fair market value of a share of our common stock on the date of each annual meeting; provided, however, that the Board may make exceptions to this requirement of being an outside director for six (6) months to receive an Annual Award. The Annual Award shall vest on the earlier of the one-year anniversary of the date the annual award is granted, or the day prior to the date of the annual meeting next following the date the annual award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

We also reimburse our directors for expenses associated with attending meetings of our board of directors and committees of our board of directors. Directors who are also our employees receive no additional compensation for their service as a director.

Our outside director compensation policy further provides that in any given fiscal year, a non-employee director may not receive cash compensation and equity awards with an aggregate value greater than $750,000 (determined in accordance with accounting principles generally accepted in the United States of America). Any cash compensation paid or awards granted to an individual for his or her services as an employee or a consultant (other than as a non-employee director) will not count for purposes of this limitation.

Our 2018 Equity Incentive Plan, or the 2018 Plan, provides that in the event of a merger or change in control, as defined in our 2018 Plan, each outstanding equity award granted under our 2018 Plan that is held by a non-employee director will fully vest, all restrictions on the shares subject to such award will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all of the shares subject to such award will become fully exercisable, if applicable.

The following table presents compensation information for our non-employee directors for fiscal year 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John Beck	0	0	122,007	0	0	0	122,007

___________

*	On December 2, 2019, Georgia Erbez resigned from the Board of Directors and on December 6, 2019, John W. Beck was appointed to the Board of Directors.

The stock options issued in the above table were options granted on August 29, 2019 to purchase shares of the Company’s common stock at an exercise price of $1.99 with an expiration date of August 29, 2029. The stock options vest on the earlier of six months after issuance or the date immediately preceding the 2020 annual meeting of stockholders.

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The following table presents the total number of shares subject to either options outstanding or restricted stock awards, as well as the number of shares subject to vested exercisable options, for each non-employee director as of August 31, 2020.

Director	Total Number of Options Outstanding or Restricted Stock Awards	Number of Vested Exercisable Options/Restricted Stock Awards
Connie Matsui	41,500	3,750
Steven Kelly	34,750	3,125
R. Martin Emanuele, Ph.D	42,500	6,250
Douglas Blayney, M.D	30,500	3,125
John Beck	50,000	40,000

_______________

*	On December 2, 2019, Georgia Erbez resigned from the Board of Directors and on December 6, 2019, John W. Beck was appointed to the Board of Directors.

EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the discretion of, the Board. Each executive officer is a full-time employee of Artelo. The names of our executive officers and their ages, titles and biographies are set forth below:

Name	Age	Position
Gregory D. Gorgas	58	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Gregory D. Gorgas. Please see biography in “Proposal 1” section below.

None of our executive officers has any family relationships with any of our other executive officers or directors. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our executive officers.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation earned by our NEO for 2020 and 2019.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Gregory D. Gorgas
President, CEO, CFO,	2020	430,961	150,480	*	-	-	-	-	-	581,441
Secretary, Treasurer and Director	2019	209,369	-		-	138,058	-	-	-	347,427

_________

*Bonus was paid in October 2020.

Outstanding Equity Awards at Fiscal Year End

As of August 31, 2020, there was an option to purchase 75,000 shares of our common stock held by our named executive officer.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
Gregory D. Gorgas President, CEO, CFO, Secretary, Treasurer and Director	18,756	56,244	-	$1.99	August 29, 2029	-	-	-	-

Executive Employment Agreements

On April 3, 2017, our Company entered into an employment agreement with Gregory D. Gorgas. On March 15, 2019, the compensation committee of the Board increased Mr. Gorgas’ salary by $10,000 per month, effective immediately.

On August 30, 2019, and effective as of June 20, 2019, the Company and Mr. Gorgas entered into an amended and restated employment agreement (the “Employment Agreement”).

Pursuant to the Employment Agreement, Mr. Gorgas receives a base salary of $396,000 per year, less applicable withholdings, and he will be eligible to earn an annual target bonus of up to 50% of his base salary upon achievement of performance objectives to be determined by the Company’s board of directors or its compensation committee. Mr. Gorgas is also eligible to participate in any employee benefit plans sponsored by us.

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In addition, in connection with his employment, we have granted Mr. Gorgas an option to purchase 75,000 shares of our common stock at $1.99 per share pursuant to our 2018 Equity Incentive Plan. The shares subject to this option award will vest, subject to Mr. Gorgas’ continued service through the applicable vesting date, ratably over 48 months starting on August 29, 2019, such that the option will be fully vested on August 29, 2023. The vesting of the option is also subject to certain vesting acceleration provisions pursuant to the Employment Agreement.

The Employment Agreement also provides that Company shall pay the premiums for a life insurance policy for Mr. Gorgas for coverage of up to $1,000,000, and Mr. Gorgas shall be entitled to select personal beneficiaries for 100% of the proceeds of such policy. Mr. Gorgas may also choose to pay any additional premiums to increase the coverage of this life insurance policy.

The Employment Agreement also provides benefits in connection with a termination of employment under specified circumstances. Under the terms of the Employment Agreement, if we terminate Mr. Gorgas’ employment other than for cause, death, or disability, or Mr. Gorgas terminates his employment for good reason, Mr. Gorgas will be entitled to receive, subject to his timely execution and non-revocation of a release of claims, non-disparagement and his continued adherence to the non-solicitation provision of the Employment Agreement the following benefits: (A) if his termination of service occurs within the period 3 months prior to and 12 months after a change of control of the Company, (i) a lump sum severance payment equal to (x) 12 months of his then-current base salary and (y) his prorated annual bonus at the target level of achievement for the year in which the termination occurs, (ii) reimbursements for Mr. Gorgas and his eligible dependents’ COBRA premiums for up to 12 months; and (iii) accelerated vesting as to 100% of Mr. Gorgas’ then-outstanding time-based and performance-based equity awards; or (B) if his termination of service occurs outside of the period 3 months prior to and 12 months after a change of control of the Company, (i) continuing monthly payments of his then-current base salary for 12 months, (ii) a lump sum payment equal to a pro-rata portion of his then-current year target bonus, (iii) reimbursements for Mr. Gorgas and his eligible dependents’ COBRA premiums for up to 12 months; and (iv) accelerated vesting as to (x) 100% of Mr. Gorgas’ then-outstanding time-based equity awards and (y) that portion of Mr. Gorgas’ then-outstanding performance based equity awards for the performance goals that had been satisfied at the time of termination or are expected to be satisfied.

If any of the severance and other benefits provided for in the Employment Agreement or otherwise payable to Mr. Gorgas constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”) and could be subject to excise tax under Section 4999 of the Code, then such payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Mr. Gorgas.

On February 12, 2021 (the “Grant Date”) the Board granted an option to Mr. Gorgas, to purchase 834,500 shares of our common stock vesting as follows: 50% shall vest on the one-year anniversary of the Grant Date and 50% shall vest on the two-year anniversary of the Grant Date, such that 100% of the option shall be vested in a two year period, subject to Mr. Gorgas’ continued service to the Company. The option is subject to the terms and conditions of the Company’s 2018 Equity Incentive Plan and the related stock option agreement.

On March 5, 2021, the compensation committee of the Board (the “Compensation Committee”) granted an option to Mr. Gorgas to purchase 575,100 shares of our common stock, vesting as follows: twenty-five percent (25%) of the shares subject to the option shall vest on the one (1) year anniversary of the Vesting Commencement Date (as defined below), and one forty-eighth (1/48th) of the shares subject to the option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Mr. Gorgas’ continued service to the Company. The Vesting Commencement Date is the March 5, 2021. In the event that the Mr. Gorgas’ continuous status as a service provider is terminated by the Company upon or within twelve months after a Change in Control (as defined by the Plan), other than as a result of death, Disability or Resignation for Good Reason (as defined in Mr. Gorgas’ Amended and Restated Employment Agreement by and between the Mr. Gorgas and the Company, effective as of June 19, 2019), 100% of the total number of shares subject to the option shall vest immediately. The option is subject to the terms and conditions of the Company’s 2018 Equity Incentive Plan and the related stock option agreement.

The Compensation Committee also increased Mr. Gorgas’ base salary to $425,000 per year, effective January 1, 2021. Mr. Gorgas will continue to be eligible to earn an annual target bonus of up to 50% of his base salary upon achievement of performance objectives to be determined by the Board or its Compensation Committee.

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PROPOSAL 1

ELECTION OF DIRECTORS

Board Composition

As of the date of this proxy statement, the Board consists of eight (8) members. Our bylaws provide that the number of directors will be fixed from time to time by resolution of the Board. All directors hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal.

The Board consists of Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D., Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., and Tamara A. Seymour. At each annual meeting of stockholders, the successors to directors whose terms then expire will serve from the time of election and qualification until following annual meeting following election and until their successors are duly elected and qualified.

Our bylaws provide for majority voting in the election of directors. Each director nominee will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.

Nominees for Election at the Annual Meeting

The Corporate Governance and Nominating Committee recommended, and the Board nominated, Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D., Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., and Tamara A. Seymour as nominees for election to the Board at the Annual Meeting. If elected, Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D., Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., and Tamara A. Seymour, will continue as directors and their terms will expire at the 2021 Annual Meeting of Stockholders. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

Information about the Board of Directors

The names and certain information regarding each member of the Board, including the nominees for election to the Board at the Annual Meeting, are set forth below. The following information has been furnished to us by the directors. For more information concerning the nominees, please see the section entitled “Corporate Governance” above.

Gregory D. Gorgas was appointed president, chief executive officer, chief financial officer, treasurer, secretary and director of our Company on April 3, 2017. Prior to joining our Company, Mr. Gorgas was Senior Vice President, Commercial, and Corporate Officer at Mast Therapeutics from July 2011 to January 2017 with commercial leadership accountability and business development responsibilities for the hematology, oncology and cardiovascular development programs. In addition, he performed a key role in helping Mast Therapeutics raise over $50M in new capital. From November 2009 to July 2011, Mr. Gorgas was Managing Director at Theragence, Inc., a privately-held company he co-founded, that applies proprietary computational intelligence to mine and analyze clinical data. From November 2008 to July 2011, Mr. Gorgas also served as an independent consultant, providing commercial and business development consulting services to pharmaceutical, biotechnology and medical device companies. From 1997 to October 2008, Mr. Gorgas held several positions with Biogen Idec Inc., most recently, from March 2006 to October 2008, as Senior Director, Global and U.S. Marketing with responsibility for the strategic vision and operational commercialization of the company’s worldwide cancer business. In this role, he hired and led the team in marketing, operations, project management, and business development in Europe and the US. Before such time, he had increasing responsibilities in marketing, sales, commercial operations, and project team and alliance management. Mr. Gorgas currently serves on the advisory board at Klotho Therapeutics. He holds an MBA from the University of Phoenix and a BA in economics from California State University, Northridge.

Connie Matsui was elected to our Board on May 2, 2017. Ms. Matsui brings to her role over 16 years of general management experience in the biotechnology industry. Ms. Matsui retired from Biogen Idec in January 2009 as Executive Vice President, Knowledge and Innovation Networks. She served as an Executive Committee member at both Biogen Idec and IDEC Pharmaceuticals, a predecessor of Biogen Idec. Among the major roles she held after joining IDEC in November 1992 were: Senior Vice President, overseeing investor relations, corporate communications, human resources, project management and strategic planning; Collaboration Chair for the late stage development and commercialization of rituximab (tradenames: Rituxan ®, MabThera ®) in partnership with Roche and Genentech; and Project Leader for Zevalin ® , the first radioimmunotherapy approved by the FDA. Prior to entering the biotechnology industry, Ms. Matsui worked for Wells Fargo Bank in general management, marketing and human resources. Ms. Matsui currently serves as the Chair of the Board at Halozyme Therapeutics and at Sutro Biopharma and has been active on a number of not-for-profit boards. She was National President/Board Chair of the Girl Scouts of the USA from 1999 to 2002. Ms. Matsui earned BA and MBA degrees from Stanford University.

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Steven Kelly was elected to our Board on May 2, 2017. Mr. Kelly brings nearly thirty years of experience in Pharma/Biotech at all phases of the business across multiple therapeutic categories. Mr. Kelly is currently CEO at Carisma Therapeutics, a venture backed biotech pioneering the development of CAR macrophages, a disruptive approach to immunotherapy in cancer. From 2012 to 2018, Mr. Kelly was the principal of Kelly BioConsulting, LLC, and served as an independent consultant providing strategic direction and guidance to a variety of life sciences companies. Previously, Mr. Kelly was the founding CEO of Pinteon Therapeutics, an early stage oncology and CNS development company. Prior to this he held a number of leadership positions in the biotechnology industry including: CEO, Theracrine; CCO, BioVex; CEO, Innovive Pharmaceuticals; as well as various commercial and manufacturing roles at Sanofi, IDEC Pharmaceuticals and Amgen. Mr. Kelly holds a BS from University of Oregon and an MBA from Cornell University.

John W. Beck was elected to our Board on December 6, 2019. Mr. Beck has served as the Senior Vice President and Chief Financial Officer at Ritter Pharmaceuticals, Inc., a publicly traded pharmaceutical company, since May 2018. From 2008 until its acquisition by AstraZeneca in 2012, Mr. Beck, served first as a board member and later as Chief Financial Officer and Senior Vice President of finance & operations of Ardea Biosciences Inc. (“Ardea”). Before joining Ardea, Mr. Beck spent 10 years with Metabasis Thereapeutics Inc., as a Co-Founder and its Chief Financial Officer. Since leaving Ardea in 2012, Mr. Beck has been serving as a board member and advisor to August Therapeutics, Inc., a San Diego California-based company developing non-systemic therapeutics to treat disordered eating and obesity, and Pinnacle Medical Holdings, LLC, a Denver Colorado-based physician-led network of health-care providers, which was acquired by OnPoint Medical Group, LLC in August 2017. Mr. Beck also serves as a financial mentor to UCSD’s TRITON Funds. Mr. Beck holds a Bachelor’s degree in Accounting from the University of Washington, Seattle and a Bachelor’s degree in Theology from a Seattle-area seminary.

R. Martin Emanuele, Ph.D. was elected to our Board on September 20, 2017. Dr. Emanuele is currently co-founder and Chief Operating Officer of Visgenx. Inc, a private bio-pharmaceutical company. From May 2011 to October 2016, he served as Senior Vice President, Development at Mast Therapeutics Inc. From April 2010 to April 2011, Dr. Emanuele was Vice President, Pharmaceutical Strategy at DaVita, Inc., and leading provider of dialysis and other healthcare services in the United States. Prior to DaVita, from June 2008 to April 2010, Dr. Emanuele was a co-founder and CEO of SynthRx, Inc. a private bio-pharmaceutical company that was acquired by Mast Therapeutics (Savara, Inc) in April 2011. From November 2006 to May 2008, Dr. Emanuele was Senior Vice President, Business Development at Kemia, Inc., a venture-backed privately-held company focused on discovering and developing small molecule therapeutics. From 2002 to 2006, Dr. Emanuele held various senior-level positions with Avanir Pharmaceuticals, Inc., most recently as Vice President, Corporate Development and Portfolio Management, and from 1988 to 2002, Dr. Emanuele held positions of increasing responsibility at CytRx Corporation, most recently as Vice President, Research and Development and Business Development. He earned a Ph.D. in pharmacology and experimental therapeutics from Loyola University of Chicago, Stritch School of Medicine and a BS in biology from Colorado State University. He also holds an MBA with an emphasis in healthcare and pharmaceutical management from the University of Colorado.

Douglas Blayney, M.D. was elected to our Board on July 31, 2017. Dr. Blayney is a Professor of Medicine at Stanford University and former Medical Director of Stanford Cancer Center. Dr. Blayney is a past president of the American Society of Clinical Oncology (ASCO) and a founder of the ASCO Quality Symposium. He was previously a Professor of Internal Medicine and Medical Director of the Comprehensive Cancer Center at the University of Michigan, and prior to that practiced and led Wilshire Oncology Medical Group, Inc. a physician owned multidisciplinary oncology practice in southern California. Dr. Blayney served on the Food and Drug Administration’s Oncologic Drugs Advisory Committee and is Founding Editor-in-Chief and Editor-in-Chief Emeritus of ASCO’s Journal of Oncology Practice. He has over 70 scientific publications with expertise on clinical trial development, use of oncology drugs in clinical practice, and information technology use. Dr. Blayney earned a degree in electrical engineering from Stanford, is a graduate of the University of California, San Diego School of Medicine, and received post graduate training at UCSD and at the National Cancer Institute in Bethesda, Maryland.

Gregory Reyes, M.D., Ph.D., was elected to our Board on November 30, 2021.  Dr. Reyes has served as a Pharmaceutical and Biotech Industry Advisor and Consultant to various companies from June 2016 to present.  Dr. Reyes has also served as the Co-Founder of OROX Biosciences, Inc. from June 2017 to present. Prior to that, Dr. Reyes served as the Senior Vice President, Drug Discovery & San Diego Site Head, overseeing drug discovery at Celgene from June 2011 to June 2016. Prior to that, Dr. Reyes served as Senior Vice President & San Diego Site Head, leading the oncology franchise at Biogen Idec from October 2008 to June 2011. Dr. Reyes currently serves as advisor to Cancer Research UK’s New Agents Committee and previously served on NIH’s National Advisory General Medical Sciences Council, and the Standing Review Committee for the Research Centers in Minority Institutions, National Center for Research Resources. Dr. Reyes obtained his M.D. and Ph.D. at The Johns Hopkins School of Medicine and trained in medicine at Stanford University Hospital. Dr. Reyes received his bachelor’s degree in Biology from the University of California, Santa Cruz.

Tamara A. Seymour was elected to our Board on March 5, 2021. Ms. Seymour served as a member of the board of directors and Chair of the audit committee of Beacon Discovery, Inc., a drug discovery company in San Diego, California, from 2018 until its acquisition by Eurofins Scientific in March 2021. Ms. Seymour served as Interim Chief Financial Officer of Immunic, Inc., clinical-stage drug development company in 2019. She was Chief Financial Officer of Signal Genetics, Inc., a publicly traded molecular diagnostics company, from 2014 to 2017. She served as Chief Financial Officer of HemaQuest Pharmaceuticals, Inc., a venture-backed clinical-stage drug development company, from 2010 to 2014. From 2001 to 2009, she served as Chief Financial Officer of Favrille, Inc., a publicly traded clinical-stage drug development company. Ms. Seymour has also served as consulting chief financial officer for a number of biotechnology companies, served Director of Finance and Controller of Agouron Pharmaceuticals, Inc. (now Pfizer, Inc.) and spent eight years in public accounting with Deloitte & Touche LLP and PricewaterhouseCoopers LLP, including three years as audit manager. Ms. Seymour is a Certified Public Accountant (inactive). She received an MBA, emphasis in Finance, from Georgia State University, and a bachelor’s degree in Business Administration, emphasis in Accounting, from Valdosta State University. Ms. Seymour also participated in an executive management program at Kellogg Graduate School of Management at Northwestern University.

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Vote Required

The election of each director requires the affirmative vote of a majority of the shares present in person live via the internet or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions are deemed to be votes cast and have the same effect as a vote “AGAINST” the proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. If any nominee should be unavailable for election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS A DIRECTOR OF EACH OF THE EIGHT (8) NOMINEES LISTED ABOVE.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of MaloneBailey, LLP (“MaloneBailey”), as our independent registered public accounting firm for the year ending August 31, 2021 and for the stub period between September 1, 2021 and December 31, 2021. Representatives of MaloneBailey are expected to be present live via the internet at the Annual Meeting, will have an opportunity to make a statement should they desire to do so and will be available to respond to appropriate questions.

Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Board is submitting the selection of MaloneBailey to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of MaloneBailey, the Audit Committee will reconsider whether to continue to retain the firm. Even if our stockholders ratify the appointment of MaloneBailey, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table presents fees for professional audit and other services rendered by MaloneBailey for the audit of our annual consolidated financial statements as of and for the years ended August 31, 2020 and 2019, respectively, and fees billed for other services rendered by MaloneBailey during those respective periods.

	2020	2019
Audit Fees (1)	$54,000	$44,000
Audit Related Fees (2)	29,102	16,325
Tax Fees (3)	87,102	4,450
All Other Fees (4)	-	-
Total	$87,102	$64,775

Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the audit committee either before or after the respective services were rendered.

Our Board has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Vote Required

Ratification of MaloneBailey as our independent registered public accounting firm for the year ending August 31, 2021 and for the stub period between September 1, 2021 and December 31, 2021, requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions are deemed to be votes cast and have the same effect as a vote “AGAINST” the proposal. This proposal is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you; therefore, no broker non-votes are expected to exist in connection with this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF MALONEBAILEY, LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. The audit committee operates under a written charter approved by our board of directors, which is available on our corporate web site at www.artelobio.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to Artelo Biosciences’ financial reporting process, management is responsible for (1) establishing and maintaining internal controls and (2) preparing Artelo’s consolidated financial statements. Artelo’s independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”), is responsible for performing an independent audit of Artelo’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Artelo’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements for fiscal year 2020 with management;

•

discussed with MaloneBailey, Artelo’s independent registered public accounting firms, the matters required to be discussed by the applicable requirements of Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB;

•

received the written disclosures and the letters from MaloneBailey, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with MaloneBailey, that firm’s independence.

The audit committee has also appointed MaloneBailey as the company’s independent registered public accounting firm for the year ending August 31, 2021 and for the stub period between September 1, 2021 and December 31, 2021 and for the stub period between September 1, 2021 and December 31, 2021.

The Audit Committee

John W. Beck (Chair)
Connie Matsui
Steven Kelly

This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Artelo Biosciences under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Artelo Biosciences specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended August 31, 2020, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last three completed fiscal years:

The Company has an employment contract with a key employee, Gregory Gorgas, who is an officer of the Company. During the years ended August 31, 2020, 2019 and 2018, $446,044, $209,369 and $74,840 were paid as salary to Mr. Gorgas, respectively. See the section titled “Executive Compensation.”

During the year ended August 31, 2019, Blackrock Ventures, Ltd., an entity owned by the Senior Vice President, European Operations, who is a major stockholder of the Company, provided $38,000 worth of consulting services to the Company. On March 15, 2019, the Board approved the issuance of 25,000 shares of our common stock valued at $240,000 in exchange for its prior services to the Company.

Director Independence

Our Board has undertaken a review of the independence of the directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has determined that Ms. Matsui, Dr. Blayney, Mr. Kelly, Dr. Emanuele, Mr. Beck, Dr. Reyes, and Ms. Seymour representing six of our eight directors, are “independent directors” as defined under the rules of the Nasdaq Capital Market. Mr. Gorgas is not considered independent due to his service as an executive officer of the Company.

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Indemnification of Directors and Officers

The Company’s Articles of Incorporation and Bylaws provide that, to the fullest extent permitted by the laws of the State of Nevada, any officer or director of the Company, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. For the avoidance of doubt, the foregoing indemnification obligation includes, without limitation, claims for monetary damages against Indemnitee to the fullest extent permitted under Section 78.7502 of the Nevada Revised Statutes as in existence on the date hereof.

The indemnification provided shall be from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such action, suit or proceeding and any appeal therefrom, but shall only be provided if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.

In the case of any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he/she is or was a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the Nevada courts or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Nevada courts or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he/she did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the number of outstanding options and rights granted to our employees, consultants and directors, as well as the number of shares of common stock remaining available for future issuance, under our equity compensation plans as of August 31, 2020:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	281,834	$3.57	518,166
Equity compensation plans not approved by security holders	—	—	—
Total	281,834	$3.57	518,166

____________

(1)	Consists of the 2018 Equity Incentive Plan.

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OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the individuals we have designated as proxies to vote the shares that they represent on such matters in accordance with their judgment.

For further information about Artelo Biosciences, Inc., please refer to our Annual Report on Form 10-K for the year ended August 31, 2020, filed with the SEC on November 4, 2020. Our Annual Report on Form 10-K is publicly available www.proxyvote.com, on the SEC’s website at www.sec.gov or on our website at www.artelobio.com under “Investor – SEC Filings.” You may also obtain a copy by sending a written request to Artelo Biosciences, Inc., Attn: Investor Relations, 888 Prospect Street, Suite 210, La Jolla, CA 92037.

By order of the Board of Directors,

Dated: May 7, 2021	By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

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